Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO SECOND AMENDED AND RESTATED

CONVERTIBLE PROMISSORY NOTE

This Amendment (this “Amendment”) to the Second Amended and Restated Convertible Promissory Note dated July 8, 2019 (the “Note”), is made and entered into as of August 22, 2019, among XpresSpa Holdings, LLC, a Delaware limited liability company (the “Company”), and B3D, LLC, a North Carolina limited liability company (the “Lender”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Note.

RECITALS:

WHEREAS, the Company and the Lender are parties to that certain Credit Agreement dated April 22, 2015, as amended by the First Amendment to Credit Agreement and Waiver dated as of August 8, 2016, and as amended by a Second Amendment to Credit Agreement dated as of May 10, 2017, and as amended by a Third Amendment to Credit Agreement dated as of May 11, 2018, and as amended by a Fourth Amendment to Credit Agreement dated as of July 8, 2019 (as further amended, restated, amended and restated, extended, renewed, replaced, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”); and

WHEREAS, the Note was issued by the Company pursuant to the Credit Agreement and is guaranteed by the Company’s parent, XpresSpa Group, Inc. (the “Parent”) and by certain of the Company’s subsidiaries (“Subsidiary Guarantors”); and

WHEREAS, the Company and the Lender now desire to amend certain terms of the Note.

NOW, THEREFORE, in consideration of the premises and covenants contained herein, the parties agree as follows:

1.       Amendments. The Note shall be amended as follows:

a.       Section 2(c) shall be amended by deleting the third (3rd) sentence thereof and replacing it with the following:

“The Interest Share Amount will be determined by dividing the amount of the Share Portion set forth in the Company’s exercise notice by a price per share of Common Stock equal to ninety percent (90%) of the VWAP on the Trading Date immediately preceding the date of the exercise notice (the “Initial Interest Share Price”).”

b.	Section 7(d) of the Note shall be hereby added as follows:

“(d) Lender’s Conversion Limitations. The Company shall not effect, and not permit the Parent to effect the conversion, and Lender shall not have the right to convert, any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Lender (together with the Lender’s Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates, collectively, together with Lender, the “Lender Group”) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Lender Group shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Lender Group, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Parent subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Lender Group. Except as set forth in the preceding sentence, for purposes of this Section 7(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 7(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Lender Group) and of which principal amount of this Note is convertible shall be in the sole discretion of the Lender, and the submission of a Notice of Conversion shall be deemed to be the Lender’s determination of whether this Note may be converted (in relation to other securities owned by the Lender Group) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Lender will be deemed to represent to the Company and Parent each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and neither the Company nor Parent shall have any obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 7(d), in determining the number of outstanding shares of Common Stock, the Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) Parent’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by Parent, or (iii) a more recent written notice by Parent or Parent’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Lender, Parent shall within two Trading Days confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Lender, including this Note, by the Lender Group since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Lender. The Lender may decrease the Beneficial Ownership Limitation at any time and the Lender, upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Lender and the Beneficial Ownership Limitation provisions of this Section 7(d) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Company and will apply only to the Lender Group, in the aggregate, and shall not apply to any other Person. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(d) to the extent necessary to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. No prior inability to convert any portion of this Note pursuant to this Section 7(d) shall have any effect on the applicability of the provisions hereof with respect to any subsequent determination of ability to convert. The limitations contained in this paragraph shall apply to a successor holder of this Note. Notwithstanding anything herein to the contrary, in no event shall this Section 7(d) in any way limit the Company’s ability to pay any interest payable pursuant to this Note in shares of Common Stock pursuant to Section 2(c) herein; provided that the shares of Common Stock in excess of the Beneficial Ownership Limitation that Lender would be required to sell in accordance with the following sentence are either (i) registered in accordance with the Registration Rights Agreement dated July 8, 2019 between Lender and Parent, or (ii) are eligible for resale pursuant to Rule 144 of the Securities Act and, in each case, such sale would not otherwise be prohibited under applicable law; and further, provided, however, that to the extent that the Lender Group is unable to sell the requisite number of shares in a timely manner (as provided in the following sentence), then the time for issuance of shares of Common Stock pursuant to Section 2(c) hereof will be reasonably extended until such shares are sold and neither the Company nor Parent shall be considered to be in default pursuant to the terms of this Note by virtue of such extension of time for issuance of such shares pursuant to Section 2(c) hereof and this Section 7(d). In the event that the issuance of the Interest Share Amount or the Make Whole Shares to the Lender Group would cause the Lender Group to beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation, the Lender hereby agrees to dispose of a sufficient number of shares of Common Stock prior to the receipt of such Interest Share Amount or Make Whole Shares, as the case may be, such that upon receipt of the Interest Share Amount or Make Whole Shares, as the case may be, the Lender Group would not beneficially own in excess of the Beneficial Ownership Limitation.”

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2.       Except as explicitly modified herein, the Note shall remain in full force and effect.

3.       This Amendment shall be governed in accordance with terms of the Note.

4.       This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the Company and the Lender, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Company and the Lender have executed this Amendment as of the date first above written.

COMPANY

XPRESSPA HOLDINGS, LLC

By: /s/ Douglas Satzman

Name: Douglas Satzman

Title: Chief Executive Officer

[Parent signature page follows]

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RATIFICATION AND ACKNOWLEDGMENT

XpresSpa Group, Inc., a Delaware corporation (the “Parent”) by signing below, hereby consents to the foregoing Amendment and represents and warrants to Lender that Parent assumes and agrees to be bound by all obligations and provisions pertaining to Parent under the Note, as amended, and hereby reaffirms and ratifies the Parent Guaranty, the Pledge Agreement, the Registration Rights Agreement and all other Loan Documents to which it is a party, all of which are held by Lender and which shall in all respects remain in full force and effect and guaranty and secure the Borrower’s obligations under the Credit Agreement, and the Note.

IN WITNESS WHEREOF, the Parent has executed this Amendment as of the date first above written.

XPRESSPA GROUP, INC.

/s/ Douglas Satzman

Name: Douglas Satzman

Title: Chief Executive Officer

[Subsidiary Guarantors signature page follows]

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RATIFICATION AND ACKNOWLEDGMENT

Each of the undersigned New York limited liability companies (the “Subsidiary Guarantors” and each a “Subsidiary Guarantor”) hereby consents hereby consents to the foregoing Amendment and hereby reaffirms and ratifies its respective Subsidiary Guaranty, Security Agreement and all other Loan Documents to which it is a party, all of which are held by Lender and shall in all respects remain in full force and effect.

IN WITNESS WHEREOF, the Subsidiary Guarantors have executed this Amendment as of the date first above written.

Spa Products Import & Distribution Co., LLC

Spa Products Wholesaling, LLC

XpresSpa at Term. 4 JFK, LLC

XpresSpa Austin Airport, LLC

XpresSpa DFW Kiosk, LLC

XpresSpa Downtown NYC, LLC

XpresSpa Franchising USA, LLC

XpresSpa Franchising, LLC

XpresSpa Houston Hobby, LLC

XpresSpa Houston Intercontinental Terminal A, LLC

XpresSpa International Holdings, LLC

XpresSpa JFK Terminal 1, LLC

XpresSpa JFK Terminal 7, LLC

XpresSpa JFK Terminal 8, LLC

By: _/s/ Douglas Satzman _______________________

Name: Douglas Satzman

Title: President

Douglas Satzman, as President of all of the aforementioned entities, has executed this Ratification Agreement and intending that all entities above named are bound and are to be bound by the one signature as if had executed this Ratification separately for each of the above named entities.

By: /s/ Douglas Satzman

Name: Douglas Satzman

Title: President

[Subsidiary Guarantors signature page follows]

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[Continued From Previous Page]

XpresSpa John Wayne Airport, LLC

XpresSpa Las Vegas Airport, LLC

XpresSpa LAX Airport, LLC

XpresSpa Mobile Services, LLC

XpresSpa MSP Airport, LLC

XpresSpa Online Shopping, LLC

XpresSpa Orlando, LLC

XpresSpa Philadelphia Airport, LLC

XpresSpa Philadelphia Terminal B, LLC

XpresSpa Pittsburgh A, LLC

XpresSpa Raleigh-Durham Intl, LLC

XpresSpa S.F. International, LLC

XpresSpa Salt Lake City, LLC

XpresSpa Washington Reagan, LLC

XpresRecover Charlotte Airport, LLC

By: /s/ Douglas Satzman

Name: Douglas Satzman

Title: President

Douglas Satzman, as President of all of the aforementioned entities, has executed this Ratification Agreement and intending that all entities above named are bound and are to be bound by the one signature as if had executed this Ratification separately for each of the above named entities.

By: /s/ Douglas Satzman

Name: Douglas Satzman

Title: President

[Lender signature page follows]

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IN WITNESS WHEREOF, the Company and the Lender have executed this Amendment Agreement as of the date first above written.

B3D, LLC

By: /s/ Brian Daly

Name: Bryan Daly
Title: Manager

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